                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]  Preliminary proxy statement.                                      [ ]   Confidential, for use of the Commissioner
 [X]  Definitive proxy statement.                                             only (as permitted by Rule 14a-6(e)(2).
 [ ]  Definitive additional materials.
 [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


--------------------------------------------------------------------------------

                         AEGON/TRANSAMERICA SERIES TRUST
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies: N/A
            (2)  Aggregate number of securities to which transaction
                 applies:  N/A
            (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
            (4)  Proposed maximum aggregate value of transaction:  N/A
            (5)  Total fee paid:  $0

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:  N/A
            (2) Form, Schedule or Registration Statement No.:  N/A
            (3) Filing Party:  N/A
            (4) Date Filed:  N/A

                      ATST GREAT COMPANIES - TECHNOLOGY(SM)

                                   A SERIES OF
                         AEGON/TRANSAMERICA SERIES TRUST
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on October 18, 2006

                                   -----------


To the Policyowners:

Notice is hereby given that AEGON/Transamerica Series Trust ("ATST") will hold a special meeting of shareholders of Great Companies - Technology(SM) (the "Portfolio") on October 18, 2006, at ATST's offices, 570 Carillon Parkway, St. Petersburg, Florida 33716 at 9:00 a.m., Eastern time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve an investment sub-advisory agreement between Transamerica Fund Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which Transamerica Investment Management, LLC will be appointed as investment sub-adviser to the Portfolio.

     2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Trustees of ATST (the "Board") unanimously approved the new sub-advisory agreement and recommends that shareholders vote "FOR" this proposal.

Shareholders of record at the close of business on August 4, 2006 are entitled to notice of, and to vote at, the Special Meeting. Shares of the Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Transamerica Life Insurance Company ("Transamerica"), Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Financial Life Insurance Company ("TFLIC"), Transamerica Occidental Life Insurance Company ("TOLIC"), and Peoples Benefit Life Insurance Company ("Peoples") (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATST. Transamerica, WRL, TFLIC, TOLIC, and Peoples own all of the shares of the Portfolio. ATST has agreed to solicit voting instructions from Policyowners invested in the Portfolio in connection with the proposal. As such and for ease of reference, throughout this Proxy Statement, you may also be referred to as "shareholders" of the Portfolio.

You have received this Proxy Statement because you have a Policy of one of these Insurance Companies and you are invested in the Portfolio. As such owner, you have the right to give voting instructions on shares of the Portfolio that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the Special Meeting.

If you do not expect to attend the Special Meeting in person, you are requested to complete, date, and sign the enclosed voting instruction form and return it promptly in the envelope provided for that purpose. Your voting instruction form also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Voting instructions may be revoked at any time by executing and submitting a revised voting instruction form, by giving written notice of revocation to ATST, or by providing instructions in person at the Special Meeting.

By Order of the Board

Dennis Gallagher                           John K. Carter
Senior Vice President, General Counsel     President and Chief Executive Officer
and Secretary

YOUR INSTRUCTIONS ARE VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF UNITS YOU HOLD. POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION FORM BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO PROVIDE INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU PROVIDE INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM UNLESS YOU ELECT TO CHANGE YOUR INSTRUCTIONS.

                      ATST GREAT COMPANIES - TECHNOLOGY(SM)

                                   A SERIES OF
                         AEGON/TRANSAMERICA SERIES TRUST
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 18, 2006

This proxy statement and enclosed proxy notice and voting instruction form are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of AEGON/Transamerica Series Trust ("ATST") for use at a special meeting of shareholders of Great Companies - Technology(SM) (the "Portfolio"), on October 18, 2006, at ATST's offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, at 9:00 a.m., Eastern time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Portfolio with respect to shareholder approval of a proposed investment sub-advisory agreement between Transamerica Fund Advisors, Inc. ("TFAI") and Transamerica Investment Management, LLC ("TIM") on behalf of the Portfolio (the "TIM Sub-Advisory Agreement") as set forth in the accompanying notice. You are entitled to provide voting instructions at the Special Meeting if you were invested in the Portfolio as of the close of business on August 4, 2006 (the "Record Date"). This proxy statement, the notice, and voting instruction form are being first mailed to shareholders on or about September 13, 2006.

                                  INTRODUCTION

TFAI, as investment adviser to the Portfolio, has traditionally retained a sub-adviser to provide portfolio management services to the Portfolio. Prior to August 1, 2006, TFAI retained Great Companies, L.L.C. ("Great Companies") to serve as investment sub-adviser to the Portfolio. Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The transaction was deemed to constitute a change of control of Great Companies under the Investment Company Act of 1940 ("1940 Act") that terminated the sub-advisory agreement between TFAI and Great Companies.

To avoid a potential "orphanage" of the Portfolio following the Great Companies transaction, upon TFAI's proposal at a meeting held on July 18-19, 2006, the Board approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") between TFAI and TIM pursuant to which TIM was appointed as interim investment sub-adviser for a maximum period of 150 days following the termination of the investment sub-advisory agreement between TFAI and Great Companies. The Interim Sub-Advisory Agreement provides that the compensation payable thereunder to TIM is to be held in an escrow account with the Portfolio's custodian bank, pending shareholder consideration of the TIM Sub-Advisory Agreement.

If shareholders of the Portfolio approve the TIM Sub-Advisory Agreement, TIM will continue serving as investment sub-adviser to the Portfolio pursuant to the terms of the agreement, as described below. In addition, TIM will be paid for its services during the interim period under the Interim Sub-Advisory Agreement in the amount held in the escrow account.

If shareholders reject the TIM Sub-Advisory Agreement, TIM would not be able to continue serving as investment sub-adviser to the Portfolio past the end of the 150 day interim period, and the Board would consider various options with respect to the Portfolio, which may include liquidation and dissolution of the Portfolio, or the appointment of another investment sub-adviser in accordance with applicable law. In addition, TIM will be paid for the investment sub-advisory services it rendered while it served as an interim sub-adviser in the amount of the lesser of its costs in performing such services or the amount held in escrow (i.e., the amount of compensation payable under the terms of the Interim Sub-Advisory Agreement).

At the Board's meeting held on July 18-19, 2006, the Trustees determined that the best interests of Portfolio shareholders would be served by entering into the TIM Sub-Advisory Agreement. After careful consideration, upon the recommendation of TFAI and the management of ATST, the Trustees, including a majority of Trustees who are not "interested persons" (as defined under the 1940
Act) of ATST (the "Independent Trustees"), unanimously approved, subject to shareholder approval, the TIM Sub-Advisory Agreement. For your reference, a form of the TIM Sub-Advisory Agreement is attached as Exhibit A.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE PORTFOLIO APPROVE THE TIM SUB-ADVISORY AGREEMENT.


                                   PROPOSAL 1

                               APPROVAL OF THE TIM
                             SUB-ADVISORY AGREEMENT

INVESTMENT ADVISORY ARRANGEMENTS

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement dated as of January 1, 1997, as amended (the "Advisory Agreement"). The Advisory Agreement was approved by the Board for an initial term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on November 2, 2005, and was last approved by shareholders on May 1, 2000. The names, addresses and principal occupations of the principal executive officer and each director of TFAI are set forth in Exhibit B-1, as is information regarding the ownership of TFAI.

Pursuant to the Advisory Agreement for the Portfolio, TFAI manages the investment operations of the Portfolio and supervises the composition of the ATST portfolios, including the purchase, retention and disposition of portfolio securities. TFAI is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATST and each series thereof, including the Portfolio. TFAI has responsibility for all investment advisory services furnished pursuant to any such investment sub-advisory agreement. In connection with its management of the business affairs of ATST, TFAI bears: (a) all expenses incurred by TFAI or by the Portfolio in connection with managing the ordinary course of ATST business, other than those assumed by the Portfolio; and (b) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between TFAI and a sub-adviser. For its services, TFAI is compensated by the Portfolio at the rate of 0.78% of the first $500 million of average daily net assets and 0.70% of average daily net assets over $500 million. During the Portfolio's most recently completed fiscal year ended December 31, 2005, TFAI received a total of $1,466,716 for service as the Portfolio's investment adviser. If the TIM Sub-Advisory Agreement is approved by shareholders, fees payable by the Portfolio to TFAI under the Advisory Agreement will not change.

Under the Advisory Agreement, TFAI reviews the performance of all sub-advisers, and makes recommendations to the Board with respect to the retention and renewal of agreements. In connection therewith, TFAI is obligated to keep certain books and records of ATST. TFAI also administers the business affairs of ATST and furnishes ATST with office facilities and certain ordinary clerical and bookkeeping services.

The terms of the Advisory Agreement and the services to be provided to the Portfolio thereunder will remain unchanged if the TIM Sub-Advisory Agreement is approved.

THE PRIOR SUB-ADVISORY AGREEMENT

Until August 1, 2006, Great Companies, located at 635 Court Street, Suite 100, Clearwater, Florida 33756, served as the Portfolio's investment sub-adviser pursuant to an investment sub-advisory agreement between TFAI and Great Companies dated May 1, 2000, which was last approved by the Board, including a majority of Independent Trustees, at a meeting held on November 2, 2005, and was last submitted to a vote of the Portfolio shareholders on May 1, 2000.

Pursuant to this sub-advisory agreement, Great Companies received monthly compensation from TFAI at the annual rate of a specified percentage of the Portfolio's average daily net assets as follows: 0.35% of the first $250 million; 0.30% of assets over $250 million up to $500 million; and 0.25% of assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the Portfolio's expense limitation arrangement with TFAI. During the Portfolio's most recently completed fiscal year ended December 31, 2005, Great Companies received an aggregate total of $733,358 from TFAI for services rendered to the Portfolio.

ACQUISITION OF GREAT COMPANIES' INTERESTS

As previously noted, Great Companies recently entered into a transaction that resulted in affiliates of TFAI and TIM acquiring all of the interests of Great Companies and the cessation of Great Companies' operation as a business. The acquisition was deemed to result in an "assignment" (as that term is used for regulatory purposes) which resulted in the termination of the sub-advisory agreement between TFAI and Great Companies. If the proposed TIM Sub-Advisory Agreement is approved, TFAI, TFS and AFSG will continue to render the same services as they currently render. TFAI, TIM, Great Companies, TFS and AFSG are affiliates of AEGON, NV, a Netherlands corporation.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Great Companies) to a registered investment company (such as the Portfolio) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an "assignment" of an advisory contract (which could be deemed to be the case with respect to Great Companies' former investment sub-advisory agreement) if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by TFAI that it is not aware of any circumstances arising from the arrangement described above that might result in an unfair burden being imposed on the Portfolio. With respect to the other condition, management will use its reasonable efforts to cause the Portfolio to comply with the requirements of Section 15(f) and to assure that at least 75% of the members of the Board of ATST are not "interested persons" of TFAI, TIM or Great Companies for the applicable periods following the acquisition.

THE INTERIM SUB-ADVISORY AGREEMENT

As previously noted, in connection with the acquisition of Great Companies' interests, the Board approved, upon management's recommendation, the appointment of TIM on an interim basis as investment sub-adviser to the Portfolio. Such appointment was done in accordance with Rule 15a-4 under the 1940 Act which, in relevant part, permits the appointment of an investment adviser or sub-adviser such as TIM on an interim basis without shareholder approval where such shareholder approval otherwise would be required, subject to certain conditions. Of primary importance, Rule 15a-4 requires, among other things, that the interim arrangement provide that the compensation payable thereunder will be held in an interest-bearing escrow account with the custodian or a bank and will be paid to the adviser if shareholders approve a longer-term agreement with the adviser/sub-adviser within 150 days. If shareholders reject the agreement, the adviser/sub-adviser is paid only the lesser of its costs in performing the interim arrangements or the amount in the escrow account. The Interim Sub-Advisory Agreement is intended to comply with Rule 15a-4. In addition, the substantive provisions of the Interim Sub-Advisory Agreement are substantially similar to those of the prior investment sub-advisory agreement with Great Companies, except for the identity of the parties, the terms, and provisions required by Rule 15a-4. The investment sub-advisory fees payable under the Interim Sub-Advisory Agreement are identical to the fees payable under the prior agreement with Great Companies. The Interim Sub-Advisory Agreement will expire at the earlier of 150 days after August 1, 2006, the approval of the TIM Sub-Advisory Agreement, or the replacement of TIM by another investment sub-adviser in compliance with applicable law.

THE TIM INVESTMENT SUB-ADVISORY ARRANGEMENTS

The Investment Sub-Adviser. TIM, with its principal place of business at 11111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of June 30, 2006, TIM has approximately $19 billion in assets under management. The name, address and principal occupation of the principal executive officer and each managing member of TIM are set forth in Exhibit B-2.

TIM provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company portfolio advised or sub-advised by TIM with an investment objective similar to that of the Portfolio.

The TIM Sub-Advisory Agreement. The following summary of the proposed TIM Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the TIM Sub-Advisory Agreement, a form of which is attached as Exhibit A.

The terms of the TIM Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement between TFAI and Great Companies, except for the effective dates of the agreements and the parties thereto. The TIM Sub-Advisory Agreement provides that, subject to TFAI's and the Board's supervision, TIM is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, TIM will also maintain, and provide TFAI with, all books and records relating to the transactions it executes or that are otherwise required under the 1940 Act, and render to the Trustees such periodic and special reports as the Board may reasonably request. The TIM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TIM will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

Under its terms, the TIM Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the TIM Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding shares of the Portfolio. Additionally, the TIM Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's Advisory Agreement with TFAI, and the TIM Sub-Advisory Agreement may be terminated at any time by TIM or TFAI on 60 days' written notice to the other.

If shareholders of the Portfolio approve the TIM Sub-Advisory Agreement, the agreement will replace the Interim Sub-Advisory Agreement, and TIM will continue to provide investment sub-advisory services to the Portfolio pursuant to the terms of the agreement. If shareholders reject the TIM Sub-Advisory Agreement, TIM would not be able to continue serving as investment sub-adviser to the Portfolio past the end of the 150 day interim period, and the Board would consider various options with respect to the Portfolio, which may include liquidation and dissolution of the Portfolio, or the appointment of another investment sub-adviser in accordance with applicable law.

Comparison of Fees. Compensation payable by TFAI to TIM under the TIM Sub-Advisory Agreement is the same as the compensation payable under TFAI's prior sub-advisory agreement with Great Companies and the Interim Sub-Advisory Agreement. Under the TIM Sub-Advisory Agreement, TIM will receive monthly compensation from TFAI at the following annual rates (expressed as a percentage of the Portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of assets over $250 million up to $500 million; and 0.25% of assets in excess of $500 million, less 50% of any amount reimbursed pursuant to the Portfolio's expense limitation arrangement with TFAI.

Investment Objectives, Strategies and Risks. During the duration of the Interim Sub-Advisory Agreement, the Portfolio's investment objective, strategies and risks remain substantially the same, as TIM continues to manage the Portfolio in accordance with the investment program currently disclosed in the Portfolio's prospectus. Upon approval of the TIM Sub-Advisory Agreement (or shortly thereafter), the Portfolio's investment program will be changed to, among other things, permit the Portfolio to invest, under normal circumstances, 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. TIM will seek to invest the Portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

The name of the Portfolio also will be changed to "Transamerica Science & Technology" to reflect the changes to the Portfolio's investment program.

Affiliations and Affiliated Brokerage. During the fiscal year ended December 31, 2005, the Portfolio paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Portfolio, TFAI, Great Companies, TIM, or affiliated persons of such persons ("Affiliated Brokers").

EVALUATION BY THE BOARD

On July 18-19, 2006, at an in-person meeting of the Board, at which a majority of the Trustees, including a majority of the Independent Trustees, were in attendance, the Board considered whether the Interim Sub-Advisory Agreement and the TIM Sub-Advisory Agreement should be approved for an interim period (in the case of the Interim Sub-Advisory Agreement) and for a two-year period, subject to shareholder approval (in the case of the TIM Sub-Advisory Agreement). Following their review and consideration, the Trustees determined that the agreements would enable shareholders of the Portfolio to obtain high-quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the Independent Trustees, unanimously approved the agreements. In reaching their decision, the Trustees requested and obtained from TFAI and TIM such information as they deemed reasonably necessary to evaluate the proposed agreements. The Trustees also carefully considered the information that they had received about the acquisition of Great Companies and the necessity to promptly appoint a sub-adviser to avoid the potential orphanage of the Portfolio, as well as information that they had received throughout the year as part of their regular oversight of the Portfolio (including information from TFAI and Great Companies), as well as information about TIM, which serves as investment sub-adviser to other series of ATST. The Trustees also obtained and reviewed certain comparative information regarding performance of the Portfolio relative to performance of other comparable mutual funds. In considering the agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by ATST counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board considered the nature and quality of the sub-advisory services anticipated to be provided by TIM to the Portfolio (including the ability to pursue the Portfolio's investment program unchanged during the duration of the Interim Sub-Advisory Agreement), and the services that TIM currently provides to other portfolios of ATST. The Board concluded that TIM is capable of providing high-quality services to the Portfolio, as indicated by the nature and quality of services provided to other portfolios managed by TIM, TIM's management capabilities demonstrated with respect to these other portfolios, the experience, capability and integrity of TIM's management, the financial resources of TIM, and the professional qualifications and experience of TIM's portfolio management team. The Trustees also concluded that TIM proposed to provide services that are appropriate in scope and extent in light of the Portfolio's operations, and the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board reviewed comparative information prepared by Strategic Insight Simfund from data compiled by Lipper Analytics regarding performance of TIM's portfolio managers in managing another mutual fund that is reasonably comparable to the Portfolio. The Board noted that the comparable fund had outperformed the Portfolio over the past one-year, three-year and five-year periods as of April 30, 2006, and that a significant driver to the outperformance of this mutual fund had been TIM's stock selection. The Board concluded, based in particular on the Trustees' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by TIM, that TIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio's investment objective, policies and strategies and competitive with other investment companies, as demonstrated by TIM with respect to other portfolios of ATST for which it serves as sub-adviser (see Exhibit C). The Board also concluded, in light of the past performance of the Portfolio, that TIM offered a reasonable prospect for improved overall Portfolio performance during the interim period, and thereafter if TIM continues to serve as the sub-adviser to the Portfolio.

The cost of sub-advisory services provided and the level of profitability. The Board concluded that the level of anticipated investment sub-advisory fees payable under the TIM Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule (which remains unchanged in comparison to the sub-advisory agreement between TFAI and Great

Companies in connection with providing sub-advisory services to the Portfolio), the estimated expense ratio of the Portfolio (which also is expected to remain unchanged), the competitiveness of the Portfolio's expenses when compared to the expense ratios of comparable investment companies (based on information prepared by Lipper Analytics) and the anticipated profitability of the relationship between the Portfolio, TFAI, TIM and their affiliates.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Board concluded that the existence of asset-based breakpoints in the Portfolio's advisory and sub-advisory fee schedules appropriately benefits investors by realizing economies of scale in the form of lower management and sub-advisory fees as the level of assets grows. In addition, the Board concluded that the Portfolio's management fees appropriately reflect the Portfolio's current size, the current economic environment for TFAI and TIM, the competitive nature of the investment company market, and TFAI's pricing strategy. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale and the appropriateness of sub-advisory fees payable by TFAI to TIM (as well as the management fees that the Portfolio pays to TFAI) in the future.

Benefits (such as soft dollars) to TIM and its affiliates from their relationship with the Portfolio. The Board concluded that other benefits derived by TIM and its affiliates (including TFAI) from their relationship with the Portfolio are reasonable and fair, and are consistent with industry practice and the best interests of the Portfolio and its shareholders. In this regard, the Board noted that TIM will participate (as did Great Companies) in a program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of "soft-dollar" arrangements TIM may engage in with respect to the Portfolio's brokerage transactions. In addition, the Trustees previously had determined that the management, administration, fund accounting and other fees paid by the Portfolio to TFAI and affiliates of TFAI and TIM are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs to these affiliates of providing the services, the impact of the costs of such services on the Portfolio's overall operating expenses, and the necessity of the services for the Portfolio's operations.

Other considerations. In evaluating how to respond to the potential orphaning of the Portfolio that would be occasioned by Great Companies' impending cessation of operations, the Board discussed at length with ATST management the process by which management proposed the retention of TIM as sub-adviser to the Portfolio. Following management's explanation of the process by which prospective sub-advisers were initially screened and further evaluated, the Board concluded that the evaluation process was reasonably designed to identify a prospective sub-adviser with the resources necessary to manage the Portfolio in the best interests of shareholders, and without regard to affiliations with TFAI. In approving the TIM Sub-Advisory Agreement, the Board also considered the high quality of TIM's portfolio management personnel and TIM's overall portfolio management capabilities, as demonstrated with respect to other series of ATST, and determined that TIM has made a substantial commitment to the recruitment and retention of high-quality personnel, and has the financial and operational resources reasonably necessary to manage the Portfolio. The Board also considered the terms of the arrangements pursuant to which the interests of Great Companies are being acquired, and the affiliations existing between TFAI, TIM and Great Companies, and determined that the underlying transaction was consistent with (and not adverse to) shareholders' interests. The Board also noted TIM's willingness to serve during an interim period, and that compensation payable under the Interim Sub-Advisory Agreement would be held in escrow and would not be paid until the TIM Sub-Advisory Agreement is considered by the shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS PROVIDE INSTRUCTION TO VOTE "FOR" APPROVAL OF THE TIM SUB-ADVISORY AGREEMENT AS PROVIDED UNDER THIS PROPOSAL. UNMARKED VOTING INSTRUCTION FORMS WILL BE SO VOTED.

                                 OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

Transamerica Fund Services, Inc. ("TFS") is the Portfolio's administrator and transfer agent, and AFSG is the Portfolio's distributor/principal underwriter. TFS is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002. During the fiscal year ended December 31, 2005, the Portfolio paid TFS $36,753 for administrative and transfer agent services and the Portfolio paid AFSG $5,500.78 for distribution services. If the proposed TIM Sub-Advisory Agreement is approved, TFS and AFSG will continue to render the same services to the Portfolio as they currently render. TFS and AFSG (as well as TFAI, TIM and Great Companies) are affiliates of AEGON, NV, a Netherlands corporation.

SHAREHOLDER REPORTS

Insurance contract owners can find important information about the Portfolio in the ATST annual report dated December 31, 2005, including financial reports for the fiscal year ended December 31, 2005, and in the ATST semi-annual report dated June 30, 2006, both of which have been provided by the respective insurance company from which you have purchased your variable insurance contract. You may obtain copies of these reports without charge by writing to TFS at the address above.

VOTING INFORMATION

Voting Instructions/Proxy Solicitation. The principal solicitation of voting instructions will be by ATST's mailing of this Proxy Statement on or about September 13, 2006, but voting instructions may also be solicited by telephone and/or in person by representatives of ATST, regular employees of TFS, their affiliate(s), or Computershare Fund Services ("Computershare"), a private proxy services firm. The estimated cost of retaining Computershare is approximately $23,330, which will be paid by TFAI and/or its affiliates. If we have not received your instructions as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your instructions. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Meeting, including the preparation and mailing of the notice, proxy statement, voting instruction form, and the solicitation of instructions, if needed, will be borne by TFAI and/or its affiliates.

Shareholder Voting. Shareholders of record of the Portfolio who own shares of beneficial interest at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 13,896,170.76 shares of the Portfolio, representing the same number of votes. As noted above, shares of the Portfolio are offered only to the Insurance Companies as they are they are the only shareholders of the Portfolio. The Insurance Companies who are known to have owned beneficially 5% or more of the Portfolio's outstanding shares as of the Record Date are listed on Exhibit D. As of the Record Date, the Trustees and officers, as a group, owned less than 1.00% of the outstanding shares of the Portfolio. As of the Record Date, there were no persons who were known to control the Portfolio.

Insurance companies that use shares of the Portfolio as funding media for their variable annuity contracts and variable life policies will vote shares of the Portfolio held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Portfolio held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Portfolio will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

Thirty-three and one-third percent (33-1/3%) of the Portfolio's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Shares attributable to amounts retained by each Insurance Company will be voted in the same proportion as voting instructions received from Policyowners. Accordingly, there are not expected to be any "broker non-votes."

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Portfolio shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The insurance companies named on your voting instruction form will vote those proxies that they are entitled to vote FOR Proposal 1 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The insurance company named on the enclosed voting instruction form will vote in accordance with your directions, if your instructions are received properly executed. If we receive your voting instruction form, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposal 1. The insurance company may, in its discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your units may be represented at the Special Meeting, you are requested to provide your voting instructions by mail, the Internet, or by telephone by following the enclosed instructions. IF YOU PROVIDE INSTRUCTIONS BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your instructions: (a) at any time prior to its exercise by written notice of their revocation to the secretary of ATST prior to the Special Meeting; (b) by the subsequent execution and return of another form prior to the Special Meeting; or (c) by being present and providing instructions in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke previously tendered instructions.

Required Vote. Approval of Proposal 1, the TIM Sub-Advisory Agreement, requires the vote of a "majority of the outstanding voting securities" of the Portfolio, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Portfolio's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 1.

Contract Owners Sharing the Same Address. As permitted by law, only one copy of this proxy statement is being delivered to insurance contract owners residing at the same address, unless such contract owners have notified ATST of their desire to receive multiple copies of the shareholder reports and proxy statements ATST sends. If you would like to receive an additional copy, please contact ATST by writing to ATST's address. ATST will then promptly deliver, upon request, a separate copy of the proxy statement to any contract owner residing at an address to which only one copy was mailed. Contract owners wishing to receive separate copies of ATST's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

CONTRACT OWNER PROPOSALS

As a general matter, ATST does not hold annual meetings of shareholders. Insurance contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                    By Order of the Board of Trustees,


                                    Dennis P. Gallagher
                                    Senior Vice President, General Counsel
                                    and Secretary
                                    AEGON/Transamerica Series Trust

                                LIST OF EXHIBITS

Exhibit A:    Sub-Advisory Agreement between TFAI and TIM
Exhibit B-1:  Directors and Principal Executive Officer of TFAI
Exhibit B-2:  Managing Members and Principal Executive Officer of TIM
Exhibit C:    Similar Funds
Exhibit D:    Beneficial Owners of 5% or More of the Outstanding Shares
              of the Portfolio

                                    EXHIBIT A

                                     FORM OF
                         SUB-ADVISORY AGREEMENT BETWEEN
                      TRANSAMERICA FUND ADVISORS, INC. AND
                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC

         SUB-ADVISORY AGREEMENT, made as of the 27th day of October 2006, between Transamerica Fund Advisors, Inc. (the "Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC (the "Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of January 1, 1997, as amended ("Advisory Agreement") with AEGON/Transamerica Series Trust ("ATST"), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), to provide or procure investment advisory services with respect to Transamerica Science & Technology (the "Portfolio"), a separate series of ATST; and

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Portfolio, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.
         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1. APPOINTMENT.

         The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, ATST, or the Portfolio in any way or otherwise be deemed the agent of any of them.

         2. DUTIES AND SERVICES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of ATST's Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the ATST Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATST by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

               (1) provide investment research and analysis concerning the Portfolio's investments and conduct a continuous investment program to the Portfolio;

               (2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Portfolio with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

               (3) maintain the books and records required in connection with its duties hereunder; and

               (4) keep the Investment Adviser informed of developments materially affecting the Portfolio and its investments.

               B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

               (1) use the same skills and care in providing its services to the Portfolio as it uses in providing investment services to other fiduciary accounts;

               (2) cause its officers to attend meetings, either in person or via teleconference, of ATST and furnish oral or written reports, as ATST of the Investment Adviser may reasonably require, in order to keep ATST and its officers and Board fully informed as to the condition of the investments of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

               (3) furnish such information and reports as may reasonably be required by ATST or the Investment Adviser from time to time.

               C. Further Duties of the Sub-Adviser. (1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATST Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of ATST and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

               (2) The Sub-Adviser acknowledges that the Portfolio may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Portfolio, or an affiliated person of such other sub-adviser, concerning transactions for the Portfolio in securities or other Portfolio assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Portfolio's assets as may be determined from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Portfolio's assets concerning transactions for the Portfolio in securities or other assets.

               D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio's assets. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (the "Custodian") or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Portfolio, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Sub-Adviser shall from time to time provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

               E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or ATST or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Portfolio in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Portfolio. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

               The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Portfolio informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Portfolio, the Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements upon written agreement by the Portfolio.

               F. Use of Name. The Sub-Adviser shall give the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Transamerica" (hereinafter referred to as the "Mark") in the United States as part of the name of the Portfolio, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

         3. COMPENSATION.

         For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

         4. EXPENSES.

         During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Portfolio. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Portfolio, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Portfolio expenses.

         5. DUTIES OF THE INVESTMENT ADVISER.

         A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties and services under this Agreement.

         B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

               (1) The ATST Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;

               (2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

               (3) The ATST Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement"); and

               (4) A certified copy of any publicly available financial statement or report prepared for ATST by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser's prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser's receipt thereof.

         6. BROKERAGE.

         A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of Portfolio securities, it will attempt to obtain the best execution of its orders. Consistent with these obligations and the terms of
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, subject to any procedures that the Board may adopt, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits provided to the Portfolio. In no instance will Portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

         B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

         7. OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

         8. REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         9. SERVICES TO OTHER CLIENTS.

         To the extent consistent with the Sub-Adviser's duties and services under this Agreement, nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         10. THE SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         11. LIABILITY AND INDEMNIFICATION OF THE SUB-ADVISER.

         The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Portfolio and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         12. REPRESENTATIONS OF THE SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

         A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board.

The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

         C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Portfolio and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and ATST with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

         D. The Sub-Adviser has provided the Investment Adviser and ATST with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, has provided ATST and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Portfolio in complying with the Portfolio's compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, to the extent applicable. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser's compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

         F. The Sub-Adviser acknowledges that the Portfolio offers its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies. Consequently, the Sub-Adviser will manage the Portfolio so that the Portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies (together, the "Tax Rules"), and it will immediately notify the Investment Adviser and the Portfolio upon having a reasonable basis for believing that the Portfolio has ceased to (i) comply with such Tax Rules or may not be in compliance in the future; or (ii) qualify as a regulated investment company or may not so qualify in the future.

         G. The Sub-Adviser shall notify the Investment Adviser and the Portfolio immediately of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

         H. The Sub-Adviser shall not divert the Portfolio's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Portfolio, any other series of ATST, or any other registered investment company.

         13. TERM OF AGREEMENT.

         This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by the Board and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of ATST or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days' written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Portfolio, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

         14. NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to ATST:

                  AEGON/Transamerica Series Trust
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: Dennis P. Gallagher
                  Telephone: (727) 299-1821
                  Fax: (727) 299-1832

         If to the Investment Adviser:

                  Transamerica Fund Advisors, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: Dennis P. Gallagher
                  Telephone: (727) 299-1821
                  Fax: (727) 299-1832

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  11111 Santa Monica Boulevard, Suite 820
                  Los Angeles, CA 90025
                  Telephone:  (310) 996-3234
                  Fax:  (213) 742-4033

         15. AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Portfolio..

         16. MISCELLANEOUS.

         A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

         D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

         F. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of ATST and the Portfolio. Written reports furnished by the Sub-Adviser to ATST and the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of ATST and the Investment Adviser, except as disclosure may be required by applicable law.

         G. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


TRANSAMERICA FUND ADVISORS, INC.

      By:
                ---------------------------------------------
      Name:
                ---------------------------------------------
      Title:
                ---------------------------------------------


TRANSAMERICA INVESTMENT MANAGEMENT, LLC

      By:
                ---------------------------------------------
      Name:
                ---------------------------------------------
      Title:
                ---------------------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A


           PORTFOLIO                             SUB-ADVISER COMPENSATION*
---------------------------------         -------------------------------------
TRANSAMERICA SCIENCE & TECHNOLOGY         0.35% of the first $250 million; 0.30%
                                          over $250 million up to $500 million;
                                          0.25% in excess of $500 million.





* As a percentage of average daily net assets on an annual basis.

                                   EXHIBIT B-1

                  DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF
                   TRANSAMERICA FUND ADVISORS, INC. ("TFAI")


         The business address of each director and principal executive officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.



 NAME AND POSITION WITH THE INVESTMENT ADVISER*                          PRINCIPAL OCCUPATION/POSITION
Brian C. Scott                                           Trustee, Transamerica IDEX Mutual Funds ("TA IDEX") and
Director                                                 AEGON/Transamerica Series Trust ("ATST"); Director, Transamerica
                                                         Income Shares, Inc. ("TIS") and Transamerica Fund Services, Inc.
                                                         ("TFS").

John K. Carter                                           President and Chief Executive Officer, TA IDEX, ATST, and TIS;
Director, President and Chief Executive Officer          Director, President and Chief Executive Officer, TFS; Vice
                                                         President, AFSG Securities Corporation; Chief Executive Officer,
                                                         Transamerica Investors, Inc. ("TII").

Christopher A. Staples                                   Senior Vice President -- Investment Management,TA IDEX, ATST
Director and Senior Vice President -- Investment         and TIS; Vice President -- Investment Administration, TII.
Management


Mr. Scott serves as a Trustee of ATST; Messrs. Carter and Staples serve as Officers of ATST.*

*As of August 31, 2006

TFAI is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. Western Reserve Life Assurance Co. of Ohio is wholly owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

                                   EXHIBIT B-2

               MANAGING MEMBERS AND PRINCIPAL EXECUTIVE OFFICER OF
                TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM")

The business address of each of the following persons is 11111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025.

               NAME                                          POSITIONS/OFFICES HELD WITH SUB-ADVISER
------------------------------------                    ---------------------------------------------------
           John C. Riazzi                               Chairman of the Board and Chief Executive Officer

       Geoffrey I. Edelstein                                          Counsel and Secretary

           Gary U. Rolle                                             Chief Investment Officer

           Emme Devonish                                             Chief Compliance Officer

           Travis Weimer                                                    Controller


No Officer or Trustee of ATST is an officer, employee, managing member or shareholder of TIM. No Officer or Trustee of ATST owns securities or has any other material indirect interest in TIM.

                                    EXHIBIT C
                                  SIMILAR FUNDS

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the Portfolio that are advised or sub-advised by TIM.

    NAME OF FUND WITH SIMILAR INVESTMENT                   NET ASSETS AS OF
                 OBJECTIVE                                   JUNE 30, 2006               ANNUAL MANAGEMENT FEE RATE
                                                                                      0.075% up to $25 million;
                                                                                      0.65% over $25 million up to
    Large Growth Institutional Separately Managed                                   $50 million; 0.55% over $50
                       Accounts                              $4,945 million          million up to $100 million;
                    (19 accounts)                                                    0.50% over $100 million up to
                                                                                    $250 million; 0.45% in excess
                                                                                        of $250 million (Minimum
                                                                                               Fee: $75,000)

                                                                                      0.075% up to $25 million;
                                                                                      0.65% over $25 million up to
    Large Growth SMA/Commission Separately Managed                                     $50 million; 0.55% over $50
                       Accounts                               $525 million             million up to $100 million;
                   (1,336 accounts)                                                  0.50% over $100 million up to
                                                                                      $250 million; 0.45% in excess
                                                                                        of $250 million (Minimum
                                                                                               Fee: $75,000)

                                                                                    0.75% of the first $500 million
                                                                                    of the Fund's average daily net
             TA IDEX Transamerica Equity                     $689.7 million              assets; and 0.70% of the
                                                                                    Fund's average daily net assets
                                                                                            over $500 million.

                                                                                    0.75% of the first $500 million
                                                                                    of average daily net assets; and
              Transamerica Equity (ATST)                    $1,717.8 million        0.70% of average daily net
                                                                                    assets over $500 million

            Transamerica Equity II (ATST)                      $19 million          0.30% of the average daily net
                                                                                    assets

      Transamerica Premier Institutional Equity                $49 million          0.73% of the Fund's average daily
                                                                                    net assets

                                                                                    Minimum of 0.50% of average
                                                                                    daily net assets up to a
                                                                                    maximum of 0.85% for the
             Transamerica Premier Equity                     $412.9 million         first $1 billion of assets in the
                                                                                    Fund; 0.82% of the next $1
                                                                                    billion; and 0.80% of assets in
                                                                                    excess of $2 billion.*


*If payment of the maximum fee would result in the fund's annualized operating expenses in any month to exceed the applicable contractual expense limitation ("Expense Cap"), which is 1.15%, the advisory fee payable to the Adviser will reduce from the maximum fee, but not below the minimum fee, in an amount sufficient to limit annualized fund operating expense to the Expense Cap level. If payment of the minimum fee would result in fund operating expenses exceeding the Expense Cap, the Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized fund operating expenses to the Expense Cap level.

                                    EXHIBIT D

As of the Record Date, the following Insurance Companies are known to have owned beneficially 5% or more of the outstanding shares of the Portfolio:


BENEFICIAL OWNER(s) OF SECURITIES AND ADDRESS             SHARES OWNED            PERCENTAGE OF OWNERSHIP
Western Reserve Life Assurance Co. of Ohio                6,126,872.917                    44.09%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company                       7,709,244.232                    55.48%
4333 Edgewood Road, NE
Cedar Rapids, IA 52499

                 EVERY POLICYOWNER'S INSTRUCTIONS ARE IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                          VOTING INSTRUCTION FORM TODAY

                                                YOUR INSTRUCTIONS ARE IMPORTANT!

                                                AND NOW YOU CAN PROVIDE
                                                INSTRUCTIONS ON THE PHONE OR THE
                                                INTERNET.

                                                IT SAVES MONEY! TELEPHONE AND
                                                INTERNET INSTRUCTIONS SAVES
                                                POSTAGE COSTS.  SAVINGS WHICH
                                                CAN HELP MINIMIZE EXPENSES.

                                                IT SAVES TIME!  TELEPHONE AND
                                                INTERNET INSTRUCTIONS ARE
                                                INSTANTANEOUS - 24 HOURS A DAY.

                                                IT'S EASY!  JUST FOLLOW THESE
                                                SIMPLE STEPS:

                                                1. READ YOUR PROXY STATEMENT AND
                                                HAVE IT AT HAND.

                                                2. CALL TOLL-FREE
                                                1-866-235-4258, OR GO TO
                                                WEBSITE:
                                                HTTPS://VOTE.PROXY-DIRECT.COM

                                                3. FOLLOW THE RECORDED OR
                                                ON-SCREEN DIRECTIONS.

                                                4. DO NOT MAIL YOUR VOTING
                                                INSTRUCTION FORM WHEN YOU
                                                PROVIDE INSTRUCTIONS BY PHONE OR
                                                INTERNET.

                  Please detach at perforation before mailing.

VOTING INSTRUCTION FORM                  AEGON/TRANSAMERICA SERIES TRUST                          VOTING INSTRUCTION FORM
                                         GREAT COMPANIES - TECHNOLOGY(SM)
                            VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                 OCTOBER 18, 2006

[Insurance Company Name Drop In]
The undersigned hereby instructs the above referenced insurance company, with full power of substitution, to vote as directed on the reverse side of this form all shares of Great Companies -- Technology(SM) (the "Portfolio") which the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders of the Portfolio, to be held at the offices of AEGON/Transamerica Series Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 18, 2006 at 9:00 a.m. (Eastern time) and at any adjournment(s) or postponements thereof.

YOUR INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE REFERENCED INSURANCE COMPANY. This voting instruction form will be voted as instructed. IF NO SPECIFICATION IS MADE, THE VOTING INSTRUCTION FORM WILL BE VOTED "FOR" PROPOSAL 1.


                                         PROVIDE INSTRUCTIONS VIA THE INTERNET:
                                         HTTPS://VOTE.PROXY-DIRECT.COM
                                         PROVIDE INSTRUCTIONS VIA THE TELEPHONE:
                                         1-866-235-4258
                                         -----------------     -----------------
                                         999 9999 9999 999
                                         -----------------     -----------------


                                         Note: Signature(s) should be exactly as
                                         name or names appearing on this form.
                                         If shares are held jointly, each holder
                                         should sign. If signing is by attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title.


                                         ---------------------------------------
                                         Signature(s)


                                         ---------------------------------------
                                         Signature(s)


                                         ---------------------------------------
                                         Date                       ATST_16731

                 EVERY POLICYOWNER'S INSTRUCTIONS ARE IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                          VOTING INSTRUCTION FORM TODAY





                  Please detach at perforation before mailing.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.
----------------------------------------------------------------------

MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  [ ]


                                                                                         FOR               AGAINST           ABSTAIN
1.  To approve an Investment Sub-Advisory Agreement between Transamerica Fund            [ ]                 [ ]               [ ]
    Advisors, Inc. and Transamerica Investment Management, LLC pursuant to which
    Transamerica Investment Management, LLC will be appointed as investment sub-adviser to the Portfolio.



                                                                     ATST__16731

   PLEASE COMPLETE, DATE AND SIGN THIS VOTING INSTRUCTION FORM AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.